Exhibit 99.2

GLIMCHER REALTY TRUST

Supplemental Information
For the Three and Six Months Ended June 30, 2012 and 2011

TABLE OF CONTENTS

Income Statement Data:
Quarterly Income Statements	Page 1
Year-to-Date Income Statements	Page 2
Components of Minimum Rents and Other Revenue	Page 3
Components of Other Operating Expenses	Page 4
Summary Financial Statement Information for Unconsolidated Entities	Page 5
Calculation of Funds from Operations and FFO Payout Ratio	Page 6
Unconsolidated Entities Calculation of FFO and Disclosure of Pro-Rata Share of Non-Cash Amounts in FFO	Page 7
EBITDA, Operating Ratios and Earnings Per Share	Page 8
Net Operating Income Growth for Comparable Properties (Including Pro-Rata Share of Joint Venture Properties)	Page 9

Balance Sheet Data:
Consolidated Balance Sheets	Page 10
Market Capitalization and Debt Covenant Requirements	Page 11
Consolidated Debt Schedule	Page 12
Total Debt Maturities Schedule (Wholly-owned and Pro-Rata Share of Joint Venture Debt)	Page 13
Joint Venture Debt Maturity Schedule	Page 14

Operational Data:
Occupancy Statistics	Page 15
Leasing Results and Re-leasing Spreads	Page 16
Mall Portfolio Statistics by Asset Category	Page 17
Summary of Significant Tenants	Page 18
Top 10 Regional Mall Tenants	Page 19
Lease Expiration Schedule	Page 20

Development Activity:
Capital Expenditures	Page 21
Development and Major Redevelopment Activity	Page 22

QUARTERLY INCOME STATEMENTS
(in thousands)

	Three Months Ended June 30,
	2012			2011
	As Reported	Discontinued Operations	Pre ASC-205	As Reported	Discontinued Operations	Pre ASC-205
Revenues:
Minimum rents (see components on page 3)	$46,926	$106	$47,032	$40,052	$1,667	$41,719
Percentage rents	1,771	—	1,771	1,017	—	1,017
Tenant reimbursements	22,653	148	22,801	18,855	337	19,192
Outparcel sale	545	—	545	—	—	—
Other (see components on page 3)	5,176	1	5,177	4,807	2	4,809
Total Revenues	77,071	255	77,326	64,731	2,006	66,737
Expenses:
Property operating expenses	(16,680)	—	(16,680)	(13,798)	(141)	(13,939)
Real estate taxes	(9,439)	(13)	(9,452)	(8,270)	(238)	(8,508)
Total recoverable expenses	(26,119)	(13)	(26,132)	(22,068)	(379)	(22,447)
Provision for doubtful accounts	(564)	(100)	(664)	(685)	(76)	(761)
Other operating expenses (see components on page 4)	(6,690)	(43)	(6,733)	(2,521)	(28)	(2,549)
Costs related to the sale of an outparcel	(130)	—	(130)	—	—	—
Real estate depreciation and amortization	(21,855)	—	(21,855)	(16,294)	(450)	(16,744)
Non-real estate depreciation and amortization	(507)	—	(507)	(544)	—	(544)
General and administrative	(6,032)	(2)	(6,034)	(5,109)	(20)	(5,129)
Impairment loss	—	—	—	(8,995)	—	(8,995)
Total Expenses	(61,897)	(158)	(62,055)	(56,216)	(953)	(57,169)
Operating Income	15,174	97	15,271	8,515	1,053	9,568
Interest income	63	—	63	367	—	367
Gain on remeasurement of equity method investment	25,068	—	25,068	—	—	—
Interest expense	(16,479)	—	(16,479)	(16,750)	(778)	(17,528)
Loan fee amortization	(898)	—	(898)	(1,342)	(21)	(1,363)
Equity in loss of unconsolidated real estate entities, net	(1,111)	—	(1,111)	(7,901)	—	(7,901)
Income (loss) from continuing operations	21,817	97	21,914	(17,111)	254	(16,857)
Discontinued Operations:
Income from operations	97	(97)	—	254	(254)	—
Net income (loss)	21,914	—	21,914	(16,857)	—	(16,857)
Allocation to noncontrolling interest	(274)	—	(274)	618	—	618
Net income (loss) attributable to Glimcher Realty Trust	21,640	—	21,640	(16,239)	—	(16,239)
Preferred share dividends	(6,137)	—	(6,137)	(6,137)	—	(6,137)
Net income (loss) to common shareholders	$15,503	$—	$15,503	$(22,376)	$—	$(22,376)

Note: Pre ASC-205 column includes both continuing and discontinued operations.

YEAR-TO-DATE INCOME STATEMENTS
(in thousands)

	Six Months Ended June 30,
	2012			2011
	As Reported	Discontinued Operations	Pre ASC-205	As Reported	Discontinued Operations	Pre ASC-205
Revenues:
Minimum rents (see components on page 3)	$89,676	$212	$89,888	$78,650	$3,294	$81,944
Percentage rents	3,153	—	3,153	2,350	—	2,350
Tenant reimbursements	43,098	149	43,247	37,778	743	38,521
Outparcel sale	760	—	760	—	—	—
Other (see components on page 3)	10,212	1	10,213	9,940	3	9,943
Total Revenues	146,899	362	147,261	128,718	4,040	132,758
Expenses:
Property operating expenses	(31,141)	7	(31,134)	(28,244)	(354)	(28,598)
Real estate taxes	(18,281)	(24)	(18,305)	(15,613)	(474)	(16,087)
Total recoverable expenses	(49,422)	(17)	(49,439)	(43,857)	(828)	(44,685)
Provision for doubtful accounts	(4,706)	(130)	(4,836)	(1,649)	(186)	(1,835)
Other operating expenses (see components on page 4)	(9,286)	(71)	(9,357)	(5,230)	(98)	(5,328)
Costs related to the sale of an outparcel	(199)	—	(199)	—	—	—
Real estate depreciation and amortization	(40,889)	(20)	(40,909)	(31,998)	(891)	(32,889)
Non-real estate depreciation and amortization	(1,029)	—	(1,029)	(1,066)	—	(1,066)
General and administrative	(11,529)	(15)	(11,544)	(10,063)	(51)	(10,114)
Impairment loss	—	—	—	(8,995)	—	(8,995)
Total Expenses	(117,060)	(253)	(117,313)	(102,858)	(2,054)	(104,912)
Operating Income	29,839	109	29,948	25,860	1,986	27,846
Interest income	65	1	66	697	1	698
Gain on remeasurement of equity method investment	25,068	—	25,068	—	—	—
Interest expense	(32,182)	—	(32,182)	(32,716)	(1,549)	(34,265)
Loan fee amortization	(1,883)	—	(1,883)	(3,480)	(42)	(3,522)
Equity in loss of unconsolidated real estate entities, net	(4,585)	—	(4,585)	(7,636)	—	(7,636)
Income (loss) from continuing operations	16,322	110	16,432	(17,275)	396	(16,879)
Discontinued Operations:
Income from operations	110	(110)	—	396	(396)	—
Net income (loss)	16,432	—	16,432	(16,879)	—	(16,879)
Allocation to noncontrolling interests	(11)	—	(11)	800	—	800
Net income (loss) attributable to Glimcher Realty Trust	16,421	—	16,421	(16,079)	—	(16,079)
Preferred share dividends	(12,274)	—	(12,274)	(12,274)	—	(12,274)
Net income (loss) to common shareholders	$4,147	$—	$4,147	$(28,353)	$—	$(28,353)

Note: Pre ASC-205 column includes both continuing and discontinued operations.

Components of Minimum Rents and Other Revenue
(in thousands)

	Three Months Ended June 30,
	2012			2011
	As Reported	Discontinued Operations	Pre ASC-205	As Reported	Discontinued Operations	Pre ASC-205
Components of Minimum Rents:
Base rent	$46,030	$100	$46,130	$38,649	$1,654	$40,303
Termination income	106	—	106	616	—	616
Straight-line rents	790	6	796	787	13	800
Total Minimum Rents	$46,926	$106	$47,032	$40,052	$1,667	$41,719
Components of Other Revenue:
Fee and service income	$2,075	$—	$2,075	$2,008	$—	$2,008
Specialty leasing and sponsorship income	2,275	1	2,276	2,021	2	2,023
Other	826	—	826	778	—	778
Total Other Revenue	$5,176	$1	$5,177	$4,807	$2	$4,809

	Six Months Ended June 30,
	2012			2011
	As Reported	Discontinued Operations	Pre ASC-205	As Reported	Discontinued Operations	Pre ASC-205
Components of Minimum Rents:
Base rent	$87,852	$200	$88,052	$76,506	$3,280	$79,786
Termination income	435	—	435	624	—	624
Straight-line rents	1,389	12	1,401	1,520	14	1,534
Total Minimum Rents	$89,676	$212	$89,888	$78,650	$3,294	$81,944
Components of Other Revenue:
Fee and service income	$4,252	$—	$4,252	$4,073	$—	$4,073
Specialty leasing and sponsorship income	4,220	1	4,221	4,048	3	4,051
Other	1,740	—	1,740	1,819	—	1,819
Total Other Revenue	$10,212	$1	$10,213	$9,940	$3	$9,943

Note: Pre ASC-205 column includes both continuing and discontinued operations.

Components of Other Operating Expenses
(in thousands)

	Three Months Ended June 30,
	2012			2011
Components of Other Operating Expenses	As Reported	Discontinued Operations	Pre ASC-205	As Reported	Discontinued Operations	Pre ASC-205
Cost of providing services to unconsolidated real estate entities	$1,080	$—	$1,080	$1,139	$—	$1,139
Discontinued development write-offs	3,222	—	3,222	—	—	—
Specialty leasing costs	490	—	490	506	—	506
Other	1,898	43	1,941	876	28	904
Total Other Operating Expenses	$6,690	$43	$6,733	$2,521	$28	$2,549

	Six Months Ended June 30,
	2012			2011
Components of Other Operating Expenses	As Reported	Discontinued Operations	Pre ASC-205	As Reported	Discontinued Operations	Pre ASC-205
Cost of providing services to unconsolidated real estate entities	$2,185	$—	$2,185	$2,174	$—	$2,174
Discontinued development write-offs	3,348	—	3,348	—	—	—
Specialty leasing costs	1,020	—	1,020	986	—	986
Other	2,733	71	2,804	2,070	98	2,168
Total Other Operating Expenses	$9,286	$71	$9,357	$5,230	$98	$5,328

Note: Pre ASC-205 column includes both continuing and discontinued operations.

SUMMARY FINANCIAL STATEMENT INFORMATION
FOR UNCONSOLIDATED ENTITIES
(in thousands)

	For the Three Months Ended June 30, 2012		For the Three Months Ended June 30, 2011
	Total	Company's Pro-Rata Share of Unconsolidated Entities Operations	Total	Company's Pro-Rata Share of Unconsolidated Entities Operations
Statements of Operations
Total revenues	$23,625	$9,325	$30,906	$10,884
Operating expenses	(11,838)	(4,634)	(15,121)	(5,250)
Net operating income	11,787	4,691	15,785	5,634
Depreciation and amortization	(6,326)	(2,512)	(9,797)	(3,468)
Other expenses, net	(70)	(28)	(104)	(42)
Interest expense, net	(4,463)	(1,708)	(6,055)	(2,144)
Impairment loss (1)	(3,100)	(1,550)	(15,149)	(7,877)
Net loss	(2,172)	(1,107)	(15,320)	(7,897)
Preferred dividend	(8)	(4)	(8)	(4)
Net loss to partnership	$(2,180)	$(1,111)	$(15,328)	$(7,901)
GPLP's share of loss from investment in unconsolidated entities	$(1,111)		$(7,901)

	For the Six Months Ended June 30, 2012		For the Six Months Ended June 30, 2011
	Total	Company's Pro-Rata Share of Unconsolidated Entities Operations	Total	Company's Pro-Rata Share of Unconsolidated Entities Operations
Statements of Operations
Total revenues	$54,196	$20,121	$61,808	$21,870
Operating expenses	(26,998)	(9,830)	(30,094)	(10,481)
Net operating income	27,198	10,291	31,714	11,389
Depreciation and amortization	(15,586)	(5,634)	(19,247)	(6,716)
Other expenses, net	(230)	(92)	(203)	(79)
Interest expense, net	(10,156)	(3,660)	(12,204)	(4,345)
Impairment loss	(10,662)	(5,482)	(15,149)	(7,877)
Net loss	(9,436)	(4,577)	(15,089)	(7,628)
Preferred dividend	(16)	(8)	(16)	(8)
Net loss to partnership	$(9,452)	$(4,585)	$(15,105)	$(7,636)
GPLP's share of loss from investment in unconsolidated entities	$(4,585)		$(7,636)

(1) Impairment losses for the three months ended June 30, 2012 relate to Town Square at Surprise and for the three months ended June 30, 2011 relate to Tulsa Promenade.

CALCULATION OF FUNDS FROM OPERATIONS
and FFO PAYOUT RATIO
(in thousands, except per share data)

	2012			2011
	3 mos Mar. 31	3 mos June 30	YTD June 30	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31
Funds from Operations ("FFO"):
Net (loss) income to common shareholders	$(11,356)	$15,503	$4,147	$(5,977)	$(22,376)	$(4,656)	$28,018	$(4,991)
Real estate depreciation and amortization	19,054	21,855	40,909	16,145	16,744	17,912	16,966	67,767
Equity in loss (income) of unconsolidated entities	3,474	1,111	4,585	(265)	7,901	(618)	(638)	6,380
Pro-rata share of unconsolidated entities funds from operations	3,564	2,937	6,501	3,484	3,415	3,614	4,745	15,258
Noncontrolling interest in operating partnership	(263)	274	11	(182)	(618)	(122)	710	(212)
Gain on the remeasurement of equity method investment	—	(25,068)	(25,068)	—	—	—	—	—
Gain on disposition of properties, net	—	—	—	—	—	—	(27,800)	(27,800)
FFO (1)	$14,473	$16,612	$31,085	$13,205	$5,066	$16,130	$22,001	$56,402
Adjusted Funds from Operations:
FFO	$14,473	$16,612	$31,085	$13,205	$5,066	$16,130	$22,001	$56,402
Add back: impairment adjustments on non-depreciable real estate assets	—	—	—	—	8,995	—	—	8,995
Add back: write-down of Tulsa Promenade note receivable	3,322	—	3,322	—	—	—	530	530
Add back: debt extinguishment charges	—	—	—	1,548	739	—	498	2,785
Add back: write-off of pre-development costs associated with a project located in Panama City Beach, Florida	—	3,193	3,193	—	—	—	—	—
Adjusted Funds from Operations	$17,795	$19,805	$37,600	$14,753	$14,800	$16,130	$23,029	$68,712
Weighted average common shares outstanding - diluted (2)	120,693	142,833	131,763	101,562	105,753	110,668	111,771	107,493
FFO per diluted share	$0.12	$0.12	$0.24	$0.13	$0.05	$0.15	$0.20	$0.52
Adjustments: write-off of debt extinguishments and impairments	0.03	0.02	0.05	0.02	0.09	—	0.01	0.11
Adjusted FFO per diluted share	$0.15	$0.14	$0.29	$0.15	$0.14	$0.15	$0.21	$0.64

	2012			2011
	3 mos Mar. 31	3 mos June 30	YTD June 30	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31
FFO Payout Ratio:
Dividend paid per common share/unit	$0.1000	$0.1000	$0.2000	$0.1000	$0.1000	$0.1000	$0.1000	$0.4000
FFO payout ratio after adjustments	67.8%	72.1%	70.1%	68.8%	71.5%	68.6%	48.5%	62.6%

	2012			2011
	3 mos Mar. 31	3 mos June 30	YTD June 30	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31
Supplemental disclosure of amounts included in FFO for consolidated properties:
Deferred leasing costs	$1,315	$1,591	$2,906	$1,088	$1,247	$1,091	$1,174	$4,600
Straight-line adjustment as an increase to minimum rents	$605	$796	$1,401	$735	$800	$963	$532	$3,030
Straight-line adjustment for ground lease expense recorded as an increase to other operating expense	$—	$491	$491	$—	$—	$—	$—	$—
Fair value of debt amortized as a (decrease) increase to interest expense	$(65)	$127	$62	$(65)	$(66)	$(65)	$(66)	$(262)
Intangible and inducement amortization as a net increase (decrease) to base rents (continuing and discontinued operations)	$6	$709	$715	$(53)	$(95)	$(387)	$(30)	$(565)
Discontinued development write-off's	$126	$3,222	$3,348	$—	$—	$27	$73	$100

(1)	Previous reported quarterly FFO amounts have been adjusted to exclude any impairments recognized on depreciable real estate assets.

(2)	Shares include all potential common share equivalents that may be excluded in the calculation of earnings per share.

UNCONSOLIDATED ENTITIES CALCULATION OF FUNDS FROM OPERATIONS
AND DISCLOSURE OF PRO-RATA SHARE OF NON-CASH AMOUNTS IN FFO
(in thousands)

	2012			2011
	3 mos Mar. 31	3 mos June 30	YTD June 30	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31
Unconsolidated Entities Funds from Operations:
Net (loss) income to partnership	$(7,272)	$(2,180)	$(9,452)	$223	$(15,328)	$1,400	$2,043	$(11,662)
Real estate depreciation and amortization	9,225	6,295	15,520	9,388	9,736	8,808	8,810	36,742
Impairment loss	7,562	3,100	10,662	—	15,149	—	2,097	17,246
FFO	$9,515	$7,215	$16,730	$9,611	$9,557	$10,208	$12,950	$42,326
Pro-rata share of unconsolidated entities funds from operations	$3,564	$2,937	$6,501	$3,484	$3,415	$3,614	$4,745	$15,258

	2012			2011
	3 mos Mar. 31	3 mos June 30	YTD June 30	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31
Non-cash amounts included in FFO (pro-rata share of unconsolidated entities):
Straight-line adjustment as an increase (decrease) to base rent	$6	$(120)	$(114)	$104	$(68)	$100	$42	$178
Intangible amortization as an increase to minimum rents	$340	$244	$584	$340	$334	$327	$340	$1,341
Straight-line adjustment - ground lease expense	$(127)	$(51)	$(178)	$(124)	$(125)	$(124)	$(125)	$(498)
Impairment loss	$(3,932)	$(1,550)	$(5,482)	$—	$(7,877)	$—	$(1,090)	$(8,967)
Loan fee amortization	$(76)	$(44)	$(120)	$(77)	$(78)	$(78)	$(73)	$(306)

EBITDA, OPERATING RATIOS and EARNINGS PER SHARE
(dollars and shares in thousands)

	2012			2011
	3 mos Mar. 31	3 mos June 30	YTD June 30	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31
Calculation of EBITDA:
Net (loss) income attributable to Glimcher Realty Trust	$(5,219)	$21,640	$16,421	$160	$(16,239)	$1,481	$34,155	$19,557
Interest expense (continuing and discontinued operations)	15,703	16,479	32,182	16,737	17,528	16,588	16,114	66,967
Loan fee amortization (continuing and discontinued operations)	985	898	1,883	2,159	1,363	1,162	1,435	6,119
Taxes (continuing and discontinued operations)	237	232	469	266	261	219	48	794
Depreciation and amortization (continuing and discontinued operations)	19,576	22,362	41,938	16,667	17,288	18,455	17,511	69,921
EBITDA	31,282	61,611	92,893	35,989	20,201	37,905	69,263	163,358
Allocation to noncontrolling interest	(263)	274	11	(182)	(618)	(122)	710	(212)
EBITDA adjustments related to pro-rata share of unconsolidated entities, net	9,073	5,802	14,875	5,490	13,535	5,181	6,318	30,524
Impairment loss	—	—	—	—	8,995	—	—	8,995
Add back: write down of Tulsa Promenade note receivable	3,322	—	3,322	—	—	—	—	—
Add back: write-off of pre-development costs associated with a project located in Panama City Beach, Florida	—	3,193	3,193	—	—	—	—	—
Gain on remeasurement of equity method investment	—	(25,068)	(25,068)	—	—	—	—	—
Gain on disposition of properties, net	—	—	—	—	—	—	(27,800)	(27,800)
Adjusted EBITDA	$43,414	$45,812	$89,226	$41,297	$42,113	$42,964	$48,491	$174,865
Operating Ratios:
General and administrative / total revenues	7.9%	7.8%	7.8%	7.7%	7.9%	8.1%	6.7%	7.6%
Tenant reimbursements / (real estate taxes + property operating expenses)	87.7%	86.7%	87.2%	86.8%	85.4%	83.7%	87.0%	85.7%
Earnings per Share:
Weighted average common shares outstanding - basic	117,517	139,832	128,675	98,234	102,406	107,444	108,576	104,220
Weighted average common shares outstanding - diluted	120,271	142,833	131,763	101,220	105,351	110,252	111,771	107,101
(Loss) earnings per share - basic	$(0.10)	$0.11	$0.03	$(0.06)	$(0.22)	$(0.04)	$0.26	$(0.05)
(Loss) earnings per share - diluted	$(0.10)	$0.11	$0.03	$(0.06)	$(0.22)	$(0.04)	$0.26	$(0.05)

NET OPERATING INCOME GROWTH FOR COMPARABLE PROPERTIES
(INCLUDING PRO-RATA SHARE OF JOINT VENTURE PROPERTIES)
(in thousands)

	Three Months Ended June 30,			Six Months Ended June 30,
	2012	2011	Variance	2012	2011	Variance

Operating Income	$15,174	$8,515	$6,659	$29,839	$25,860	$3,979

Depreciation and Amortization (1)	22,362	17,288	5,074	41,938	33,955	7,983
General and administrative (1)	6,034	5,129	905	11,544	10,114	1,430
Proportionate share of joint venture Comparable NOI	5,224	5,420	(196)	10,508	10,725	(217)
Non comparable Properties (2)	(6,946)	(1,325)	(5,621)	(10,844)	(2,329)	(8,515)
Termination and outparcel net income	(521)	(616)	95	(996)	(624)	(372)
Straight line rents (1)	(796)	(800)	4	(1,401)	(1,534)	133
Non-recurring, non-cash items (3)	—	8,995	(8,995)	3,322	8,995	(5,673)
Other (4)	1,387	(649)	2,036	271	(1,391)	1,662

Comparable NOI	$41,918	$41,957	$(39)	$84,181	$83,771	$410

Comparable NOI percentage change			(0.1)%			0.5%

(1) Amounts include both continued and discontinued operations.
(2) Amounts include Community Centers, Scottsdale Quarter, Town Center Plaza, One Nineteen, Malibu Lumber Yard,
and partial quarter of Pearlridge Center at 100% ownership.
(3) Amounts include impairment and write-down of Tulsa note receivable.
(4) Other adjustments include fee income, discontinued development costs, non-property income and expenses, intangible amortization of above/below market leases and other non-recurring income or expenses.

CONSOLIDATED BALANCE SHEETS
(dollars in thousands)

	2012		2011
	Mar. 31	June 30	Dec. 31
Assets:
Land	$308,476	$340,438	$312,496
Buildings, improvements and equipment	1,890,367	2,334,277	1,876,048
Developments in progress	51,534	58,932	46,530
	2,250,377	2,733,647	2,235,074
Less accumulated depreciation	645,372	664,142	634,279
Property and equipment, net	1,605,005	2,069,505	1,600,795
Deferred leasing costs, net	23,812	29,002	24,505
Real estate assets held-for-sale	9,379	9,384	4,056
Investment in and advances to unconsolidated real estate entities	120,007	101,482	124,793
Investment in real estate, net	1,758,203	2,209,373	1,754,149
Cash and cash equivalents	134,793	15,271	8,876
Non-real estate assets associated with property held-for-sale	131	137	—
Restricted cash	15,406	12,865	18,820
Tenant accounts receivable, net	22,611	27,453	26,873
Deferred expenses, net	14,527	15,303	15,780
Prepaid and other assets	34,961	33,347	36,601
Total Assets	$1,980,632	$2,313,749	$1,861,099
Liabilities and Equity:
Mortgage notes payable	$1,177,949	$1,335,653	$1,175,053
Notes payable	—	133,000	78,000
Other liabilities associated with property held-for-sale	143	166	127
Accounts payable and accrued expenses	41,970	83,416	45,977
Distributions payable	20,354	20,381	18,013
Total Liabilities	1,240,416	1,572,616	1,317,170
Equity:
Series F cumulative preferred shares	60,000	60,000	60,000
Series G cumulative preferred shares	222,074	222,074	222,074
Common shares of beneficial interest	1,395	1,401	1,160
Additional paid-in capital	1,234,953	1,236,175	1,016,188
Distributions in excess of accumulated earnings	(791,871)	(790,380)	(766,571)
Accumulated other comprehensive loss	(515)	(1,045)	(483)
Total Glimcher Realty Trust Shareholders' Equity	726,036	728,225	532,368
Noncontrolling interest	14,180	12,908	11,561
Total equity	740,216	741,133	543,929
Total Liabilities and Equity	$1,980,632	$2,313,749	$1,861,099

MARKET CAPITALIZATION and DEBT COVENANT REQUIREMENTS
(dollars and shares in thousands, except per share price)

	2012		2011
	3 mos Mar. 31	3 mos June 30	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31
Share price (end of period)	$10.22	$10.22	$9.25	$9.50	$7.08	$9.20
Market Capitalization Ratio:
Common shares outstanding	139,439	140,124	99,895	107,158	107,489	115,975
Operating partnership units outstanding	2,728	2,323	2,986	2,889	2,789	2,789
Total common shares and units outstanding at end of period	142,167	142,447	102,881	110,047	110,278	118,764
Valuation - Common shares and operating partnership units outstanding	$1,452,947	$1,455,808	$951,649	$1,045,447	$780,768	$1,092,629
Preferred shares	282,074	282,074	282,074	282,074	282,074	282,074
Total wholly-owned debt (end of period)	1,177,949	1,468,653	1,296,696	1,251,262	1,257,393	1,253,053
Total market capitalization	$2,912,970	$3,206,535	$2,530,419	$2,578,783	$2,320,235	$2,627,756
Debt / Market capitalization	40.4%	45.8%	51.2%	48.5%	54.2%	47.7%
Debt / Market capitalization including pro-rata share of joint ventures	43.5%	47.9%	54.1%	51.5%	57.1%	50.6%

		2012
Credit Facility Debt Covenant Requirements:	Facility Requirements	June 30
Maximum Corporate Debt to Total Asset Value	60.0%	49.5%
Minimum Interest Coverage Ratio	1.75 x	2.45 x
Minimum Fixed Charge Coverage Ratio	1.40 x	1.55 x
Maximum Recourse Debt	12.5%	5.48%

CONSOLIDATED DEBT SCHEDULE
(dollars in thousands)

Mortgage Notes Payable:
	June 30,	Dec. 31,	Interest Rates
Fixed Rate	2012	2011	2012	2011	Interest Terms	Payment Terms	Balloon Pmt. at Maturity	Initial/Final Maturity
Dayton Mall	$49,864	$50,529	8.27%	8.27%		(a)	$49,864	(d)
Polaris Fashion Place	127,013	128,570	5.24%	5.24%		(a)	$124,572	April 11, 2013
The Outlet Collection - Jersey Gardens	142,148	143,846	4.83%	4.83%		(a)	$135,194	June 8, 2014
The Mall at Fairfield Commons	98,434	99,551	5.45%	5.45%		(a)	$92,762	November 1, 2014
The Outlet Collection - Seattle	53,676	54,309	7.54%	7.54%	(i)	(a)	$49,969	(e)
Merritt Square Mall	55,599	55,999	5.35%	5.35%		(a)	$52,914	September 1, 2015
Scottsdale Quarter Fee Interest	68,310	68,829	4.91%	4.91%		(a)	$64,577	October 1, 2015
Pearlridge Center	175,000	—	4.60%	—		(l)	$169,999	November 1, 2015
River Valley Mall	47,742	48,097	5.65%	5.65%		(a)	$44,931	January 11, 2016
Weberstown Mall	60,000	60,000	5.90%	5.90%		(b)	$60,000	June 8, 2016
Eastland Mall	41,094	41,388	5.87%	5.87%		(a)	$38,057	December 11, 2016
The Mall at Johnson City	53,868	54,153	6.76%	6.76%		(a)	$47,768	May 6, 2020
Grand Central Mall	44,008	44,277	6.05%	6.05%		(a)	$38,307	July 6, 2020
Ashland Town Center	41,532	41,833	4.90%	4.90%		(a)	$34,569	July 6, 2021
Town Center Plaza	76,627	—	5.00%	—		(a)	$52,465	(j)
Tax Exempt Bonds	19,000	19,000	6.00%	6.00%		(c)	$19,000	November 1, 2028
	1,153,915	910,381
Variable Rate
Colonial Park Mall (f)	33,714	40,000	3.75%	3.41%	(g)	(a)	$33,283	April 23, 2013
Scottsdale Quarter	130,000	140,633	3.29%	2.86%	(h)	(b)	$130,000	(m)
Scottsdale Quarter Phase III Fee Interest	15,000	15,000	3.15%	3.20%	(k)	(b)	$15,000	December 1, 2012
	178,714	195,633
Other
Fair Value Adjustment - Merritt Square Mall	(830)	(961)
Fair Value Adjustment - Pearlridge Center	3,854	—
Extinguished Debt	—	70,000		3.30%
Total Mortgage Notes Payable	$1,335,653	$1,175,053

(a)	The loan requires monthly payments of principal and interest.

(b)	The loan requires monthly payments of interest only.

(c)	The bonds requires semi-annual payments of interest.

(d)	The loan was repaid on July 11, 2012 and replaced with a $50.0 million term loan that matures on October 11, 2012. The Company has executed a term sheet to replace the term loan with long-term financing.

(f)	In April 2012, the Company reduced the loan by $6.2 million to a balance of $33.8 million.

(g)	Interest rate of LIBOR plus 350 basis points.

(h)
$105 million was fixed through a swap agreement at a rate of 3.14% at June 30, 2012 and the remaining $25 million incurs interest at an average rate of LIBOR plus 365 basis points. $125 million was fixed through a swap agreement at a rate of 2.86% at December 31, 2011.

(i)	Interest rate escalates after optional prepayment date.

(j)	The loan has a 15 year term based on a call date of February 1, 2027.

(k)	Interest rate of LIBOR plus 290 basis points.

(l)	The loan requires monthly payments of interest only until November 2013. Thereafter, monthly payments of principal and interest are required.

(m)	The loan matures May 22, 2015, however, a portion of the loan ($107 million) may be extended for one year subject to certain loan extension fees and conditions.

TOTAL DEBT MATURITIES SCHEDULE (Wholly-owned and Pro-Rata Share of Joint Venture Debt)
(dollars in thousands)

					Principal Payments - Assumes Exercise of Extension Options (e)
Description	Initial Maturity	Extension Option	Interest Rate	Balance 6/30/2012	2012	2013	2014	2015	2016	2017+
Wholly Owned Properties
Dayton Mall	07/2012		8.27%	$49,864	$49,864
Scottsdale Quarter Phase III Fee Interest (c)	12/2012		3.15%	15,000	15,000
Polaris Fashion Place	04/2013		5.24%	127,013	1,599	$125,414
Colonial Park Mall	04/2013		3.75%	33,714	258	33,456
The Outlet Collection - Jersey Gardens	06/2014		4.83%	142,148	1,740	3,629	$136,779
The Mall at Fairfield Commons	11/2014		5.45%	98,434	1,148	2,409	94,877
The Outlet Collection - Seattle	02/2015		7.54%	53,676	658	1,406	1,517	$50,095
Scottsdale Quarter (a)	05/2015	(b)	3.29%	130,000	—	—	—	130,000
Merritt Square Mall	09/2015		5.35%	55,599	401	842	889	53,467
Scottsdale Quarter Fee Interest	10/2015		4.91%	68,310	532	1,115	1,171	65,492
Pearlridge Center	11/2015		4.60%	175,000	—	431	2,681	171,888
River Valley Mall	01/2016		5.65%	47,742	355	770	815	863	$44,939
Weberstown Mall	06/2016		5.90%	60,000	—	—	—	—	60,000
Eastland Mall	12/2016		5.87%	41,094	303	641	680	722	38,748
The Mall at Johnson City	05/2020		6.76%	53,868	295	633	677	726	766	$50,771
Grand Central Mall	07/2020		6.05%	44,008	277	589	626	665	700	41,151
Ashland Town Center	07/2021		4.90%	41,532	308	646	679	714	744	38,441
Town Center Plaza	02/2027		5.00%	76,627	570	1,185	1,245	1,309	1,375	70,943
Tax Exempt Bonds	11/2028		6.00%	19,000	—	—	—	—	—	19,000
Fair Value Adjustment Amortization - Merritt Square Mall				(830)	(130)	(262)	(262)	(176)
Fair Value Adjustment Amortization - Pearlridge Center				3,854	578	1,156	1,156	964
Subtotal (d)				1,335,653	73,756	174,060	243,530	476,729	147,272	220,306
Credit Facility	10/2014	10/2015	2.50%	133,000	—	—	—	133,000
Total Wholly Owned Maturities				$1,468,653	$73,756	$174,060	$243,530	$609,729	$147,272	$220,306
Total Joint Venture Maturities (pro-rata share)				$129,308	$48,541	$49,567	$—	$—	$—	$31,200
Total Wholly Owned and Joint Venture Maturities				$1,597,961	$122,297	$223,627	$243,530	$609,729	$147,272	$251,506

(a)	$105,000 of the loan has been fixed through an interest rate swap agreement and the remaining $25,000 incurs interest at a rate of LIBOR plus 3.65%.

(b)	A portion of the loan ($107,000) may be extended for one year subject to certain loan extension fees and conditions.

(c)	Loan incurs interest at a rate of LIBOR plus 2.90%.

(d)	Weighted average interest rate for the fixed rate mortgage debt was 5.4% as of June 30, 2012 with an initial weighted average maturity of 3.9 years when considering available extension options.

(e)
Loan may be extended to date indicated subject to certain loan extension fees and conditions. Extension availability is subject to the inherent risk of the Company's ability to satisfy such conditions.

JOINT VENTURE DEBT MATURITY SCHEDULE
(dollars in thousands)

					Principal Payments
Description	Interest Rate 6/30/2012	Loan Terms	Final Maturity	Balance 6/30/12	2012	2013	2014	2015+
Fixed Rate Mortgages
WestShore Plaza	5.09%	(a)	September 9, 2012	$85,175	$85,175
Lloyd Center	5.42%	(a)	June 11, 2013	119,634	1,447	$118,187
Puente Hills Mall	4.50%	(b)	July 1, 2017	60,000	—	—	$—	$60,000
Total Fixed Rate Mortgages				264,809	86,622	118,187	—	60,000
Variable Rate Mortgages
Tulsa Promenade (e)	5.25%	(c)	September 30, 2012	26,676	26,676
Town Square at Surprise	5.50%	(d)	(f)	4,625	43	4,582	—	—
Total Variable Rate Mortgages				31,301	26,719	4,582	—	—
Total Joint Venture Mortgages				$296,110	$113,341	$122,769	$—	$60,000
Joint Venture Debt (Pro Rata Share)				$129,308	$48,541	$49,567	$—	$31,200

(a)	The loan requires monthly payments of principal and interest.

(b)	The loan requires monthly payments of interest only.

(c)
Interest rate is the greater of 5.25% or LIBOR plus 4.25%. The loan requires monthly payments of principal and interest, however net cashflows from the property will also be used to reduce the principal balance on a quarterly basis.

(d)	Interest rate is the greater of 5.50% or LIBOR plus 4.00%. The loan requires monthly payments of interest.

(e)	Mortgage note payable associated with a property held-for-sale.

(f)	The loan matured on June 30, 2012. The Company is in discussions with the lender for a modification and extension of the existing loan.

OCCUPANCY STATISTICS

Portfolio Occupancy Statistics
Portfolio occupancy statistics by property type are summarized below:

	Occupancy (1)
	6/30/2012 (4)	3/31/2012	12/31/2011	9/30/2011	6/30/2011
Core Malls (2)
Mall Anchors	96.7%	96.7%	96.5%	96.1%	96.1%
Mall Non-Anchors	88.8%	89.5%	92.2%	91.4%	89.7%
Total Occupancy	93.6%	93.8%	94.8%	94.3%	93.6%

Mall Portfolio - excluding Joint Ventures (3)
Mall Anchors	95.7%	95.5%	95.3%	94.7%	94.7%
Mall Non-Anchors	88.9%	88.7%	91.5%	91.0%	88.6%
Total Occupancy	92.9%	92.9%	93.9%	93.3%	92.4%

Occupancy Cost (5)	10.9%	11.0%	11.2%	11.4%	11.8%

(1)	Occupied space is defined as any space where a tenant is occupying the space or paying rent at the date indicated, excluding all tenants with leases having an initial term of less than one year.

(2)	Includes the Company's joint venture malls.

(3)	Excludes mall properties that are held in joint ventures as of June 30, 2012.

(4)	The Company acquired all of the interest in Pearlridge Center during the second quarter of 2012. This property is no longer a joint venture mall effective May 9, 2012.

(5)	Percent of tenant's total occupancy cost (rent and reimbursement of CAM, tax and insurance) to tenant sales for stores of 10,000 sf or less.

LEASING RESULTS AND RE-LEASING SPREADS

Permanent Leasing Activity (includes joint venture properties)
The following table summarizes the new and renewal lease activity by type for the six months ended June 30, 2012:

	GLA Analysis			Average Annualized Base Rents
Property Type	New Leases	Renewal Leases	Total	New Leases	Renewal Leases	Total
Mall Anchors	84,700	113,553	198,253	$39.49	$11.78	$17.98
Mall Non-Anchors	173,789	443,369	617,158	$38.36	$30.92	$33.12

The following table summarizes the new and renewal lease activity and the comparative prior rents for the three and six months ended June 30, 2012, for only those leases where the space was occupied in the previous 24 months:

	GLA Analysis			Average Annualized Base Rents
Property Type	New Leases	Renewal Leases	Total	New Leases	Prior Tenants	Renewal Leases	Prior Rent	Total New/Renewal	Total Prior Tenants/Rent	Percent Change in Base Rent
Three months ended June 30, 2012
Mall Anchors	—	—	—	$—	$—	$—	$—	$—	$—	—%
Mall Non-Anchors	60,896	188,413	249,309	$56.57	$50.32	$34.84	$31.65	$40.15	$36.21	11%
Six months ended June 30, 2012
Mall Anchors	—	58,159	58,159	$—	$—	$11.78	$11.78	$11.78	$11.78	—%
Mall Non-Anchors	120,601	343,182	463,783	$43.18	$37.88	$33.07	$30.83	$35.70	$32.67	9%

MALL PORTFOLIO STATISTICS BY ASSET CATEGORY
as of June 30, 2012

TIER 1	Property	Location	MSA Ranking	Total GLA (3)	Avg. Mall Store Sales PSF (1) June 2012	Avg. Mall Store Sales PSF (1) June 2011	Total Mall Occupancy 6/30/12	Total Mall Occupancy 6/30/11	% of Mall Portfolio NOI (2)
(Malls with highly productive tenant sales)	Ashland Town Center	Ashland, KY	>100	414,827
	Dayton Mall	Dayton, OH	61	1,386,534
	Eastland Mall	Columbus, OH	32	999,599
	Grand Central Mall	Parkersburg, WV	>100	848,349
	Lloyd Center (JV)	Portland, OR	23	1,478,420
	Malibu Lumber Yard	Malibu, CA	2	31,441
	Mall at Fairfield Commons	Dayton, OH	61	1,138,153
	Mall at Johnson City	Johnson City, TN	>100	569,555
	Merritt Square Mall	Merritt Island, FL	27	807,727
	Morgantown Mall	Morgantown, WV	>100	557,528
	Northtown Mall	Minneapolis, MN	16	694,347
	Pearlridge Center	Honolulu, HI	55	1,144,737
	Polaris Fashion Place	Columbus, OH	32	1,550,020
	Scottsdale Quarter	Scottsdale, AZ	12	519,539
	The Outlet Collection - Jersey Gardens	Elizabeth, NJ	1	1,294,854
	Town Center Plaza (4)	Leawood, KS	29	601,493
	Weberstown Mall	Stockton, CA	78	857,955
	WestShore Plaza (JV)	Tampa, FL	19	1,057,234
				15,952,312	$478	$437	94.1%	94.6%	86%

TIER 2	Property	Location	MSA Ranking	Total GLA (3)	Avg. Mall Store Sales PSF (1) June 2012	Avg. Mall Store Sales PSF (1) June 2011	Total Mall Occupancy 6/30/12	Total Mall Occupancy 6/30/11	% of Mall Portfolio NOI (2)
(Malls with moderately productive tenant sales)	Colonial Park Mall	Harrisburg, PA	96	740,766
	Indian Mound Mall	Columbus, OH	32	556,059
	New Towne Mall	New Philadelphia, OH	>100	512,960
	Puente Hills Mall (JV)	City of Industry, CA	2	1,103,804
	River Valley Mall	Columbus, OH	32	584,713
	The Outlet Collection - Seattle	Seattle, WA	15	932,495
	Tulsa Promenade (JV)	Tulsa, OK	53	926,056
				5,356,853	$269	$252	92.0%	90.9%	14%
TOTAL MALL ASSETS				21,309,165	$434	$393	93.6%	93.6%
TOTAL MALL ASSETS EXCLUDING JOINT VENTURE (JV) MALLS				16,743,651	$453	$398	92.9%	92.4%

(1)	Sales for in-line stores with less than 10,000 square feet.

(2)	Based on net operating income for the six months ended June 30, 2012 (pro-rata share for JV Malls).

(3)	Included in the total GLA is 3,891,883 sf which is owned by the tenants.

(4)	Included in the square footage amount is the square footage for both Town Center Plaza and One Nineteen.

SUMMARY OF SIGNIFICANT TENANTS
As of June 30, 2012

Tenants Representing > 1.0% of Total Portfolio Annualized Minimum Rent

Tenant Name	Tenant DBA's in Portfolio	Number of Stores	GLA of Stores	Annualized Minimum Rent	% of Total Annualized Minimum Rent
Limited Brands, Inc.	Bath & Body Works/White Barn Candle, Victoria's Secret, Victoria's Secret Sport	49	231,724	$6,146,185	2.6%
Gap, Inc.	Banana Republic, Gap, Gap Kids, Old Navy	26	316,827	4,667,770	2.0%
Bain Capital, LLC	Burlington Coat Factory, Cohoes Fashion, Guitar Center, Gymboree, Janie & Jack, Crazy 8	23	438,935	4,616,132	1.9%
Foot Locker, Inc.	Champs Sports, Foot Action USA, Footlocker, Kids Footlocker, Lady Footlocker	42	175,047	4,519,749	1.9%
Signet Jewelers, Ltd.	J.B. Robinson, Jared's, Kay Jewelers, Leroy's Jewelers, Ostermans' Jewelry	33	59,333	4,351,906	1.8%
AMC Entertainment, Inc.		2	148,344	4,269,000	1.8%
Forever 21, Inc.		9	190,634	3,900,617	1.6%
Sears Holding Corp.	Great Indoors, K-Mart, Sears	22	2,685,330	3,683,642	1.5%
The Bon-Ton Stores, Inc.	Bon-Ton, Elder Beerman, Herbergers	11	1,126,171	3,502,419	1.5%
JCPenney Company, Inc.		18	1,882,705	3,392,640	1.4%
Genesco, Inc.	Hat World, Johnston & Murphy, Journeys, Lids, Shi, Underground Station	49	76,342	3,101,313	1.3%
American Eagle Outfitters, Inc.	aerie, American Eagle	18	109,351	3,033,665	1.3%
Luxottica Group	DOC Eyeworld, Lenscrafters, Pearle Vision, Sunglass Hut, Watch Station	35	84,115	2,764,416	1.2%
Ascena Retail Group, Inc.	Dress Barn, Fashion Bug, Justice, Lane Bryant, Maurice's	36	186,164	2,485,228	1.0%
Finish Line, Inc.	Finish Line, Man Alive	20	109,477	2,415,907	1.0%
Total tenants representing > 1.0%		393	7,820,499	$56,850,589	23.8%

 Note:  Information includes wholly-owned and joint venture properties.

TOP 10 REGIONAL MALL TENANTS
As of June 30, 2012

 Mall Stores (ranked by percent of total minimum mall rents)

Tenant Name	Number of Stores	GLA of Stores	Annualized Minimum Rents	% of Total Annualized Minimum Mall Rents
Limited Brands, Inc.	49	231,724	$6,146,185	2.6%
Foot Locker, Inc.	42	175,047	$4,519,749	1.9%
Signet Jewelers, Ltd.	33	59,333	$4,351,906	1.8%
Gap, Inc.	23	254,518	$3,442,364	1.5%
Genesco, Inc.	49	76,342	$3,101,313	1.3%
American Eagle Outfitters, Inc.	18	109,351	$3,033,665	1.3%
Luxottica Group	35	84,115	$2,764,416	1.2%
Ascena Retail Group, Inc.	35	179,159	$2,485,228	1.1%
Finish Line, Inc.	20	109,477	$2,415,907	1.0%
Aeropostale	24	85,843	$2,301,739	1.0%

Mall Anchors (ranked by total GLA)

Tenant Name	Number of Stores	GLA of Stores	Annualized Minimum Rents	% of Total Mall GLA
Sears Holding Corp.	18	2,498,188	$2,538,973	11.7%
Macy's, Inc.	11	1,965,177	$658,630	9.2%
JCPenney Company, Inc.	15	1,841,903	$3,392,640	8.6%
The Bon-Ton Stores, Inc.	11	1,126,171	$3,502,419	5.3%
Dillard's	3	522,967	$—	2.5%
Belk, Inc.	6	416,131	$1,856,852	2.0%
Bain Capital, LLC	5	390,950	$3,446,462	1.8%
Dick's Sporting Goods, Inc.	4	229,000	$2,039,000	1.1%
Saks, Inc.	3	228,156	$2,360,100	1.1%
Boscov's Department Store, LLC	1	182,609	$—	0.9%

 Note:  Information includes wholly-owned and joint venture properties.

LEASE EXPIRATION SCHEDULE
As of June 30, 2012

Total Portfolio

Lease Expiration Year	Number of Leases	Anchor Square Feet of GLA Expiring	Non-Anchor Square Feet of GLA Expiring	Total Square Feet of GLA Expiring	Percent of Occupied GLA Represented by Expiring Leases	Anchor Annualized Base Rents Expiring	Non-Anchor Annualized Base Rents Expiring	Total Annualized Base Rents Expiring	Anchor Annualized Base Rents/ Square Foot Expiring (1)	Non-Anchor Annualized Base Rents/ Square Foot Expiring (1)	Percent of Annualized Base Rents Represented by Expiring Leases
2012	324	84,808	679,713	764,521	3.8%	$957,405	$14,987,572	$15,944,977	$11.29	$26.09	6.7%
2013	520	503,696	1,314,444	1,818,140	9.0%	1,784,507	23,834,204	25,618,711	$3.98	$21.94	10.8%
2014	385	1,043,051	879,570	1,922,621	9.5%	6,570,005	23,377,882	29,947,887	$6.30	$30.64	12.6%
2015	309	1,363,571	888,352	2,251,923	11.1%	8,691,034	19,522,574	28,213,608	$7.16	$25.77	11.9%
2016	204	1,162,834	640,717	1,803,551	8.9%	5,280,745	16,757,438	22,038,183	$4.86	$29.33	9.3%
Thereafter	816	8,533,929	3,148,114	11,682,043	57.7%	31,422,307	84,610,360	116,032,667	$8.02	$29.10	48.7%
	2,558	12,691,889	7,550,910	20,242,799	100.0%	$54,706,003	$183,090,030	$237,796,033	$7.02	$27.49	100.0%

(1)	The base rents per square foot calculation excludes outlot and ground leases that do not pay rents or pay nominal amounts for rents.

Note:  Information includes wholly-owned and joint venture properties.

CAPITAL EXPENDITURES
(dollars in thousands)

	Three months ended June 30, 2012			Three months ended June 30, 2011
	Consolidated Properties 2012	Unconsolidated Joint Venture Proportionate Share	Total	Consolidated Properties 2011	Unconsolidated Joint Venture Proportionate Share	Total
Development projects	$1,369	$—	$1,369	$4,769	$—	$4,769
Redevelopment and renovation projects	$3,931	$28	$3,959	$1,472	$21	$1,493
Property Capital Expenditures:
Tenant improvements and tenant allowances:
Anchor stores	$4,361	$562	$4,923	$491	$67	$558
Non-anchor stores	3,231	122	3,353	2,667	329	2,996
Operational capital expenditures	866	67	933	691	106	797
Total Property Capital Expenditures	$8,458	$751	$9,209	$3,849	$502	$4,351

	Six months ended June 30, 2012			Six months ended June 30, 2011
	Consolidated Properties 2012	Unconsolidated Joint Venture Proportionate Share	Total	Consolidated Properties 2011	Unconsolidated Joint Venture Proportionate Share	Total
Development projects	$5,798	$—	$5,798	$12,202	$—	$12,202
Redevelopment and renovation projects	$5,384	$45	$5,429	$1,579	$44	$1,623
Property Capital Expenditures:
Tenant improvements and tenant allowances:
Anchor stores	$5,684	$1,875	$7,559	$1,635	$131	$1,766
Non-anchor stores	5,947	575	6,522	5,093	562	5,655
Operational capital expenditures	2,170	361	2,531	1,731	431	2,162
Total Property Capital Expenditures	$13,801	$2,811	$16,612	$8,459	$1,124	$9,583

DEVELOPMENT AND MAJOR REDEVELOPMENT ACTIVITY
(dollars in thousands)

Project	Description	Estimated Total Project Costs (1)	Project Costs Incurred thru 6/30/12 (1)	Opening Date	Estimated Project Yield
PROPERTY DEVELOPMENT:

Scottsdale Quarter- Phase III Scottsdale, Arizona	Multi-use addition to existing center.	To Be Determined	$25,470	Q4-2013 - Q4-2014	To Be Determined

PROPERTY REDEVELOPMENTS:

Outlet Redevelopments The Outlet Collection - Jersey Gardens The Outlet Collection - Seattle	Addition of new outlet brands along with interior/exterior renovations to existing centers.	$55,000 - $65,000	$2,456	Jersey - Fall 2013 Seattle - Holiday 2013	7% - 9%

 (1) Project costs exclude the allocation of internal costs such as labor, interest, and taxes.

Note: Anticipated opening date, estimated project costs and project yield are subject to adjustment as a result of changes (some of which are not under the direct control of the company)  that are inherent in the development process.